December 3, 2008

Advantage Funds, Inc.
-	Dreyfus Midcap Value Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the fund’s statement of additional information.

Effective December 2, 2008, James Boyd and Dale Dutile have been appointed as additional portfolio managers for the fund.